OPTIMUM FUND TRUST

Optimum Small-Mid Cap Value Fund (the “Fund”)

Supplement to the Fund’s
Prospectus dated July 29, 2015

The following information replaces the section of the Fund’s prospectus entitled “Fund summaries – Optimum Small-Mid Cap Value Fund - Who manages the Fund? — Sub-advisors — Westwood Management Corp.”:

Westwood Management Corp.

Portfolio managers	Title with Westwood	Start date on the Fund
Prashant Inamdar, CFA	Vice President, Portfolio Manager	December 2013
Tom Lieu, CFA	Senior Vice President, Portfolio Manager	January 2011
Susan Schmidt, CFA	Senior Vice President, Portfolio Manager	August 2015
Grant Taber, CFA	Senior Vice President, Portfolio Manager	December 2008

The following information replaces the last two paragraphs of the section of the Fund’s prospectus entitled “Who manages the Funds — Sub-advisors and portfolio managers – Optimum Small-Mid Cap Value Fund”:

Optimum Small-Mid Cap Value Fund

Westwood Management Corp. (Westwood) is an investment advisor located at 200 Crescent Court, Suite 1200 in Dallas, TX. Westwood was founded in 1983 and predominantly serves the institutional marketplace through separately managed portfolios in addition to providing sub-advisory services for commingled funds and mutual funds. As of March 31, 2015, Westwood had approximately $18.6 billion in assets under management. Westwood has held its Fund responsibilities since December 2008.

A team of portfolio managers is primarily responsible for the day-to-day management of Westwood's share of the Fund's assets. All of the portfolio team members participate in the investment decision process when determining the stock selection for the portfolio and the appropriate weight of the stocks selected. The portfolio team members are: Prashant Inamdar, Grant Taber, Tom Lieu and Susan Schmidt. Mr. Inamdar, CFA, is a Vice President and Portfolio Manager and joined Westwood in 2013. Prior to joining Westwood, Mr. Inamdar worked at Chilton Investment Company as Vice President, Research from 2010 to 2012, and most recently, served as Senior Analyst at 3 Twelve Capital from 2012 to 2013. Mr. Taber, CFA, is a Senior Vice President and Portfolio Manager and joined Westwood in 2008. Prior to joining Westwood, Mr. Taber worked at Bessemer Trust Company from 2004 until 2008, where he served as Vice President, Large Cap Research Analyst. Mr. Lieu, CFA, is a Senior Vice President and Portfolio Manager and joined the Westwood team in 2010. Prior to joining Westwood, Mr. Lieu held positions at Lazard and Bank of America, and most recently, he served as a Research Analyst at Persistency Capital, LLC in New York, NY. Ms. Schmidt, CFA, is a Senior Vice President and Portfolio Manager and joined Westwood in 2015. Prior to joining Westwood, Ms.

Schmidt worked at Essex Investment Management Company from 2008 to 2009, and most recently, served as Portfolio Manager at Mesirow Financial from 2009 to 2015. Mr. Taber has held his Fund responsibilities since December 2008. Mr. Lieu has held his Fund responsibilities since January 2011. Mr. Inamdar has held his Fund responsibilities since December 2013. Ms. Schmidt has held her Fund responsibilities since August 2015.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated August 20, 2015.